UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)

                                August 26, 2009
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                              Gemco Minerals, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


                000-51523                         98-0582366
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       (Commission File Number)     (IRS Employer Identification No.)


            #203 - 20189 56TH Ave., Langley, British Columbia V3A 3Y6
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               (Address of Principal Executive Offices) (Zip Code)


                                  866-848-2940
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note on Amendment

This amendment has been filed to add disclosure regarding the registrant's former auditors, Moore and Associates Chartered publicly released by the Securities and Exchange Commission subsequent to the date of the original filing.


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 26, 2009, Board of Directors of the Registrant dismissed Moore and Associates, Chartered, its independent registered public account firm. On the same date, August 26, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore and Associates, Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore and Associates, Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended May 31, 2009 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of: PCAOB rules and auditing standards in auditing financial statements; PCAOB rules and quality control standards; Section 10(b)of the Securities Exchange Act of 1934; Rule 10b-5 under the Act; and noncooperation with a PCAOB investigation.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, however, we were unable to obtain an Exhibit 16 letter from Moore and Associates, Chartered at the time of this filing. If a letter from Moore and Associates, Chartered is subsequently obtained it will be filed as an exhibit by amendment to this Current Report.

b) On August 26, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 3, 2009



By: /s/ Thomas Hatton
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Name:   Thomas Hatton
Title:  President and CEO